UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 31, 2006

HOMEBANC CORP.
(Exact Name of Registrant as Specified in Charter)

Georgia	001-32245	20-0863067
(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification Number)

2002 Summit Boulevard, Suite 100, Atlanta, Georgia		30319
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, including area code:	(404) 459-7400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Liquid Funding Repurchase Agreement

On May 31, 2006, HomeBanc Corp. (“HomeBanc”) and HomeBanc Mortgage Corporation (“HBMC”) entered into Amendment Number One (the “Liquid Funding Amendment”) to the Master Repurchase Agreement dated as of March 27, 2006 (the “Repurchase Agreement”) by and among Liquid Funding Ltd. (“Liquid Funding”), HomeBanc and HBMC. HBMC is a wholly-owned subsidiary of HomeBanc. The Liquid Funding Amendment eliminated the financial covenants applicable to HomeBanc and HBMC under the terms of the original Repurchase Agreement. A copy of the Liquid Funding Amendment is attached hereto as Exhibit 10.1 and incorporated herein by this reference.

Amendment to Bear Stearns Aggregation Facility Repurchase Agreement

On May 31, 2006, HomeBanc Funding Corp. II (“Funding II”) and Bear Stearns Mortgage Capital Corporation (“Bear Stearns”) entered into Amendment No. 9 (the “Bear Amendment”) to the Master Repurchase Agreement dated as of April 29, 2004 (as amended to date, the “Bear Aggregation Facility”) by and among Bear Stearns and Funding II, and HomeBanc entered into an Amended and Restated Limited Guaranty dated as of May 31, 2006 (the “Amended Guaranty”) in favor of Bear Stearns as a party to the Bear Aggregation Facility. Funding II is a subsidiary of HomeBanc. The Bear Amendment and the Amended Guaranty collectively eliminated the financial covenants applicable to HomeBanc under the Bear Aggregation Facility. Copies of the Bear Amendment and the Amended Guaranty are attached hereto as Exhibits 10.2 and 10.3, respectively, and incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Amendment Number One to Master Repurchase Agreement dated as of May 31, 2006 by and among HomeBanc Corp., HomeBanc Mortgage Corporation and Liquid Funding, Ltd.
10.2	Amendment No. 9 to Master Repurchase Agreement dated as of May 31, 2006 by and between Bear Stearns Mortgage Capital Corporation and HomeBanc Funding Corp. II.
10.3	Amended and Restated Limited Guaranty dated as of May 31, 2006 made by HomeBanc Corp. in favor of Bear Stearns Mortgage Capital Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 5, 2006

HOMEBANC CORP.

		By:	/s/ ALANA L. GRIFFIN
		Name:	Alana L. Griffin
		Title:	Senior Vice President, Assistant General Counsel & Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment Number One to Master Repurchase Agreement dated as of May 31, 2006 by and among HomeBanc Corp., HomeBanc Mortgage Corporation and Liquid Funding, Ltd.

10.2	Amendment No. 9 to Master Repurchase Agreement dated as of May 31, 2006 by and between Bear Stearns Mortgage Capital Corporation and HomeBanc Funding Corp. II.

10.3	Amended and Restated Limited Guaranty dated as of May 31, 2006 made by HomeBanc Corp. in favor of Bear Stearns Mortgage Capital Corporation.